Ivy Funds

Supplement dated December 11, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020, June 30, 2020, August 24, 2020, October 1, 2020, October 19, 2020, October 23, 2020 and December 1, 2020

Notice of Acquisition:

On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Fund’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Consequently, each Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by each Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. If approved by each Fund’s Board, Ivy Funds’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.

Supplement	Prospectus	1